UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2010

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)      (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 15, 2010, the Board of Directors of Select Comfort Corporation (the “Company”) approved amendments to the Company’s Bylaws to authorize, but not require, the Board of Directors to (a) allow shareholders to participate in meetings of shareholders by means of remote communication and (b) determine that a meeting of shareholders may be held solely by means of remote communication.  In addition, the amendments to the Bylaws clarify that attendance by a shareholder at a meeting by means of remote communication, just like physical attendance in person, constitutes waiver of notice of the meeting, unless the shareholder properly objects as stated in the balance of Article II, Section 7.

Specifically, Sections 1 and 7 of Article II of the Company’s Bylaws were revised to include the additional language underlined below:

Section 1.                      Place of Meeting.  All meetings of the shareholders shall be held at the registered office of the Corporation in the State of Minnesota or at such place within or without the state as may be fixed from time to time by the Board of Directors, provided that a meeting called by or at the demand of a shareholder shall be held in the county where the principal executive office of the Corporation is located.  The Board of Directors may determine that shareholders not physically present in person or by proxy at a shareholder meeting may, by means of remote communication, participate in a shareholder meeting held at a designated place.  The Board of Directors also may determine that a meeting of the shareholders shall not be held at a physical place, but instead solely by means of remote communication.  Participation by remote communication constitutes presence at the meeting.

Section 7.                      Waiver of Notice.  A shareholder may waive notice of a meeting of shareholders.  A waiver of notice by a shareholder entitled to notice is effective whether given before, at, or after the meeting, and whether given in writing, orally, or by attendance.  Attendance by a shareholder at a meeting, including attendance by means of remote communication, is a waiver of notice of that meeting, except where the shareholder objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

A complete copy of the amended and restated Bylaws of the Company, reflecting the amendments described above, is attached as Exhibit 3.1 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Amended and Restated Bylaws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: December 20, 2010	By: /s/ Mark A. Kimball
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.                            Description

3.1	Amended and Restated Bylaws of the Company